[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)




                               [Graphic Omitted]


                              MFS(R) LARGE CAP
                              GROWTH FUND

                              SEMIANNUAL REPORT o MAY 31, 2000





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                      MUTUAL FUND GIFT KITS (see page 30)
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


TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 33


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE




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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- five, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in seven out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in seven out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 15, 2000

--------------
(1) For a more complete explanation of dollar-cost averaging and the math involved, see "ABCs of Investing" in the Investor Education section of our Web site (www.mfs.com).
(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89, '90s -- 12/31/89- 12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization- weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John E. Lathrop]
     John E. Lathrop

For the six months ended May 31, 2000, Class A shares of the fund provided a total return of 14.34%, Class B shares 13.93%, and Class I shares 14.62%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 2.88% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 7.40%.

Q. DURING A PERIOD OF DRAMATIC MARKET VOLATILITY, INCLUDING A SERIOUS CORRECTION IN MARCH AND APRIL, THE PORTFOLIO OUTPERFORMED BOTH ITS BENCHMARK AND A MAJORITY OF ITS PEERS. HOW DID YOU ACCOMPLISH THAT?

A. We think our outperformance is really a validation of the company-by-company, bottom-up approach used by our research analysts. Their research led us to become concerned about the high valuations of some technology stocks in late 1999 and early 2000. We scaled back some of our more expensive technology holdings because we felt their valuations no longer made sense relative to company fundamentals. So one factor in our outperformance was selling these highly valued stocks before the correction, during which many of their prices tumbled. We think this bottom-up focus on the fundamentals of each individual stock is a more effective strategy than trying to make top-down predictions about the direction of the overall market.

Q. WHERE DID YOU INVEST THE MONEY YOU TOOK OUT OF COMPANIES YOU FELT WERE TOO HIGHLY VALUED?

A. We shifted money into companies, particularly in the business services and pharmaceutical areas, whose valuations we believed offered bargains not yet recognized by investors. The subsequent performance of some of these stocks was a second factor in our outperformance during a period of market volatility.

   Business services was an area that suffered temporarily from the Year-2000
   (Y2K) issue. From mid-1999 through about the first quarter of 2000, revenue growth slowed dramatically because clients were reluctant to install new services on their companies' computers. We felt the market excessively hurt some of these stocks due to what was ultimately a short-term situation. When we met with the managers and potential clients of these companies, it became apparent to us that business was likely to reignite, beginning in the second quarter of this year. In fact, that has already begun to play out. Our research gave us the confidence that business would improve, and we bought these stocks before the rest of the market seemed to pick up on their positive fundamentals. Holdings in this area include BISYS Group, a technology- outsourcing firm serving the financial services industry, and Fiserv, a provider of information-management technology to banks and other financial institutions.

   In the pharmaceutical area, stock valuations seemed to be depressed by a general belief that most companies had poor product portfolios, with the patent protections expiring for many of their key products and not enough new products in the pipeline to compensate for that. In addition, there was the perceived threat that the government would begin regulating drug reimbursement rates.

   But our research indicated that much of the talk about regulation was election-year rhetoric that would not seriously affect drug companies in the long term. And as our analysts focused on individual companies, we noticed that some less-prominent firms like American Home Products and Pharmacia had expanding product portfolios and stocks that we believed were cheap relative to their improving situations. During and after the March/April correction, many investors sold off technology stocks and came back to many of the pharmaceutical and business services stocks we had already moved into, causing their prices to appreciate.

Q. THE STRATEGIES YOU JUST DESCRIBED ARE SOMEWHAT DEFENSIVE. HOW IS THE PORTFOLIO POSITIONED FOR LONG-TERM GROWTH?

A. Yes, the shifts we just talked about are in part a response to relatively short-term market conditions. The key long-term growth theme in the portfolio is what we perceive as a global shift in technological innovation, from a personal computer (PC)-centered model to a communications-centered model. Two factors that have driven this are the development of the Internet as a low-cost, shared global communications network and the development of new devices for accessing that network, such as wireless handsets and personal digital assistants. We believe we are in the early stages of a huge proliferation of both the number of users of that network and the number and variety of applications.

   What we feel this means for businesses is that the most advanced forms of communication are available to any client or vendor with Internet access, and the cost of communicating is going down dramatically. A major health insurer, for instance, recently announced plans to move claims processing and most subscriber communications from paper-based forms to the Internet. From our research, we found that they believe this will eventually cut in half their cost of moving paper through their system -- and that paper-handling cost is estimated to represent about 25% of all U.S. health-care spending.

   Many of the portfolio's largest holdings are in companies that we believe are recognizing this communications trend and taking advantage of it. Intel is a PC-centric innovator that we believe is changing its stripes. Much of its new chip design is targeted at servers, which are a big portion of the Internet backbone, and last year it acquired Level One Communications, a telecommunications firm. According to our research, Corning and Nortel Networks have been and will continue to be big benefactors of a worldwide shift from copper wire to fiber-optic cable as the transmission medium of the Internet. Corning has a dominant market share in cable and other optical components, and Nortel is a leader in optical systems that increase network speed. EMC Corp., a manufacturer of storage hardware and software, is a company that we believe will benefit from the Internet's mushrooming need for storage, as sites attempt to store and share data about their products and their users.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Over the past year we have seen a resurgence in the small-cap arena, and certainly there will always be periods when small caps or mid caps as a group outperform large caps. But because we use a stock-by-stock, bottom-up approach, we think we may always be able to find growth opportunities for investors in the large-cap universe. We certainly believe that is currently the case. Although the mega-cap end of the large-cap spectrum may be somewhat highly valued, we expect to still find strong growth prospects below those largest 20 or so companies. In fact, the correction this past spring offered us opportunities to buy back into some companies we had sold earlier when we thought they had become too highly valued.

   /s/ John E. Lathrop
       John E. Lathrop
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JOHN E. LATHROP IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) LARGE CAP GROWTH FUND. MR. LATHROP JOINED MFS IN 1994 FROM ANOTHER MAJOR INVESTMENT MANAGEMENT FIRM, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER SINCE 1988. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1995, VICE PRESIDENT IN 1996, AND PORTFOLIO MANAGER IN 1999.

   HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. MR. LATHROP IS A CHARTERED FINANCIAL ANALYST.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------







This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                          SEEKS TO PROVIDE GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:              DECEMBER 29, 1986

  CLASS INCEPTION:                    CLASS A  SEPTEMBER 7, 1993
                                      CLASS B  DECEMBER 29, 1986
                                      CLASS I  JANUARY 2, 1997

  SIZE:                               $1.1 BILLION NET ASSETS AS OF MAY 31, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MAY 31, 2000

CLASS A
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +14.34%      +31.00%      +106.40%      +216.34%      +422.36%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --        +31.00%      + 27.32%      + 25.90%      + 17.98%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --        +23.47%      + 24.83%      + 24.42%      + 17.28%
-----------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +13.93%      +29.97%      +101.87%      +204.18%      +393.58%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --        +29.97%      + 26.38%      + 24.92%      + 17.31%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --        +25.97%      + 25.75%      + 24.75%      + 17.31%
-----------------------------------------------------------------------------------------------------------

CLASS I
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +14.62%      +31.47%      +108.57%      +215.26%      +411.56%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --        +31.47%      + 27.77%      + 25.82%      + 17.73%
-----------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class A and I share performance include the performance of the fund's Class B shares for the periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A and I shares are lower than those of Class B shares, the blended Class A and I share performance is lower than it would have been had Class A and I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2000

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         36.5%
UTILITIES & COMMUNICATIONS         14.7%
SPECIAL PRODUCTS & SERVICES        11.2%
FINANCIAL SERVICES                  8.7%
LEISURE                             7.6%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  2.8%                   NORTEL NETWORKS CORP.  1.9%
Security systems, packaging, and electronic-    Designer and developer of data
equipment conglomerate                          and telephony networks

CISCO SYSTEMS, INC.  2.7%                       SPRINT CORP.  1.7%
Computer network developer                      Long-distance telephone company

CORNING, INC.  2.7%                             EMC CORP.  1.6%
Materials and equipment supplier to             Provider of electronic data
communications industries                       storage solutions

PHARMACIA CORP.  2.2%                           ANALOG DEVICES, INC.  1.6%
Pharmaceutical, health care, and agricultural   Semiconductor manufacturer
products company
                                                VIACOM, INC.  1.5%
INTEL CORP.  2.1%                               Entertainment, media, and
Semiconductor manufacturer                      publishing company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2000

Stocks - 96.3%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 88.9%
  Automotive - 0.5%
    Harley-Davidson, Inc.                                             160,000           $    5,960,000
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.2%
    Bank of New York Co., Inc.                                         69,800           $    3,276,238
    Chase Manhattan Corp.                                              59,000                4,406,562
    Providian Financial Corp.                                          57,900                5,149,481
                                                                                        --------------
                                                                                        $   12,832,281
------------------------------------------------------------------------------------------------------
  Biotechnology - 2.1%
    Pharmacia Corp.                                                   442,265           $   22,970,138
------------------------------------------------------------------------------------------------------
  Business Machines - 2.0%
    Affiliated Computer Services, Inc., "A"*                          215,300           $    7,333,656
    Seagate Technology, Inc.*                                          35,400                2,053,200
    Sun Microsystems, Inc.*                                           164,100               12,574,163
                                                                                        --------------
                                                                                        $   21,961,019
------------------------------------------------------------------------------------------------------
  Business Services - 7.2%
    Automatic Data Processing, Inc.                                   247,800           $   13,613,512
    Bea Systems, Inc.*                                                 99,400                3,590,825
    BISYS Group, Inc.*                                                142,200                9,349,650
    Computer Sciences Corp.*                                          162,900               15,628,219
    DST Systems, Inc.*                                                117,900                8,849,869
    First Data Corp.                                                  239,100               13,404,544
    Fiserv, Inc.*                                                     297,600               13,912,800
    S1 Corp.*                                                          59,100                1,987,237
                                                                                        --------------
                                                                                        $   80,336,656
------------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.7%
    Motorola, Inc.                                                    169,190           $   15,861,563
    Sprint Corp. (PCS Group)*                                         254,400               14,119,200
                                                                                        --------------
                                                                                        $   29,980,763
------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Dell Computer Corp.*                                              229,900           $    9,914,438
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.3%
    Microsoft Corp.*                                                  224,500           $   14,045,281
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.5%
    EMC Corp.*                                                        145,700           $   16,946,731
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 6.5%
    BMC Software, Inc.*                                               252,800           $   11,123,200
    Cadence Design Systems, Inc.*                                     260,200                4,163,200
    Computer Associates International, Inc.                           240,600               12,390,900
    Comverse Technology, Inc.*                                         46,200                4,221,525
    Digex, Inc.*                                                       61,300                2,589,925
    I2 Technologies, Inc.*                                             27,900                2,967,863
    MMC Networks, Inc.*                                                53,000                1,729,125
    Oracle Corp.*                                                     217,900               15,661,562
    Rational Software Corp.*                                           84,400                6,187,575
    Siebel Systems, Inc.*                                              56,400                6,598,800
    VERITAS Software Corp.*                                            41,075                4,785,237
                                                                                        --------------
                                                                                        $   72,418,912
------------------------------------------------------------------------------------------------------
  Conglomerates - 2.7%
    Tyco International Ltd.                                           640,100           $   30,124,706
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.2%
    General Electric Co.                                              261,900           $   13,782,488
------------------------------------------------------------------------------------------------------
  Electronics - 11.4%
    Analog Devices, Inc.*                                             219,300           $   16,886,100
    Applied Materials, Inc.*                                           80,000                6,680,000
    Applied Micro Circuits Corp.*                                      21,800                2,163,650
    Atmel Corp.*                                                      264,200               10,089,138
    Fairchild Semiconductor International Co.*                        153,700                6,916,500
    Intel Corp.                                                       183,000               22,817,812
    Lam Research Corp.*                                               129,700                4,166,613
    LSI Logic Corp.*                                                  246,300               12,976,931
    Micron Technology, Inc.*                                          195,000               13,637,812
    National Semiconductor Corp.*                                     208,400               11,201,500
    Novellus Systems, Inc.*                                           130,100                6,269,194
    Teradyne, Inc.*                                                   140,000               12,040,000
    Vitesse Semiconductor Corp.*                                        8,400                  425,250
                                                                                        --------------
                                                                                        $  126,270,500
------------------------------------------------------------------------------------------------------
  Energy - 0.7%
    Dynegy, Inc.                                                       98,300           $    7,581,388
------------------------------------------------------------------------------------------------------
  Entertainment - 4.4%
    Emmis Broadcasting Corp., "A"*                                     54,600           $    1,863,225
    Entercom Communications Corp.*                                     68,000                3,094,000
    Infinity Broadcasting Corp., "A"*                                 379,400               11,998,525
    Univision Communications, Inc., "A"*                              110,000               11,330,000
    USA Networks, Inc.*                                               248,600                4,707,862
    Viacom, Inc., "B"*                                                257,904               15,990,048
                                                                                        --------------
                                                                                        $   48,983,660
------------------------------------------------------------------------------------------------------
  Financial Institutions - 4.3%
    Associates First Capital Corp., "A"                               454,900           $   12,481,319
    Citigroup, Inc.                                                   115,050                7,154,672
    Federal National Mortgage Assn                                     89,000                5,351,125
    Merrill Lynch & Co., Inc.                                          86,000                8,481,750
    State Street Corp.                                                123,600               13,781,400
                                                                                        --------------
                                                                                        $   47,250,266
------------------------------------------------------------------------------------------------------
  Financial Services - 0.9%
    AXA Financial, Inc.                                               248,000           $    9,656,500
------------------------------------------------------------------------------------------------------
  Insurance - 2.1%
    American International Group, Inc.                                103,125           $   11,608,008
    Hartford Financial Services Group, Inc.                            80,300                4,747,738
    Marsh & McLennan Cos., Inc.                                        60,600                6,669,787
                                                                                        --------------
                                                                                        $   23,025,533
------------------------------------------------------------------------------------------------------
  Machinery - 0.4%
    W.W. Grainger, Inc.                                               122,300           $    4,884,356
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.6%
    Alza Corp.*                                                        55,200           $    2,804,850
    American Home Products Corp.                                      195,000               10,505,625
    Bausch & Lomb, Inc.                                               105,600                7,339,200
    Bristol-Myers Squibb Co.                                          263,100               14,486,944
    Warner-Lambert Co.                                                 41,300                5,043,762
                                                                                        --------------
                                                                                        $   40,180,381
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.9%
    Medtronic, Inc.                                                   190,200           $    9,819,075
------------------------------------------------------------------------------------------------------
  Oil Services - 2.9%
    Baker Hughes, Inc.                                                239,800           $    8,692,750
    Cooper Cameron Corp.*                                             105,100                7,330,725
    Diamond Offshore Drilling, Inc.                                    86,500                3,535,687
    Global Marine, Inc.*                                              103,400                2,927,512
    Halliburton Co.                                                   141,600                7,221,600
    Noble Drilling Corp.*                                              49,500                2,147,063
                                                                                        --------------
                                                                                        $   31,855,337
------------------------------------------------------------------------------------------------------
  Oils - 1.5%
    Conoco, Inc.                                                      341,100           $    9,721,350
    Transocean Sedco Forex, Inc.                                      140,400                6,905,925
                                                                                        --------------
                                                                                        $   16,627,275
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.9%
    Scholastic Corp.*                                                  60,000           $    3,191,250
    Tribune Co.                                                       170,000                6,545,000
                                                                                        --------------
                                                                                        $    9,736,250
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.3%
    Wendy's International, Inc.                                       150,000           $    2,934,375
------------------------------------------------------------------------------------------------------
  Retail - 4.6%
    BJ's Wholesale Club, Inc.*                                        200,000           $    6,200,000
    CVS Corp.                                                         308,600               13,424,100
    Lowe's Cos., Inc.                                                 165,000                7,682,813
    Office Depot, Inc.*                                               435,000                3,072,188
    Tandy Corp.                                                       195,000                8,275,312
    Wal-Mart Stores, Inc.                                             220,500               12,706,312
                                                                                        --------------
                                                                                        $   51,360,725
------------------------------------------------------------------------------------------------------
  Supermarkets - 2.3%
    Kroger Co.*                                                       560,000           $   11,130,000
    Safeway, Inc.*                                                    308,100               14,211,113
                                                                                        --------------
                                                                                        $   25,341,113
------------------------------------------------------------------------------------------------------
  Telecommunications - 15.5%
    Allegiance Telecom, Inc.*                                          98,900           $    5,229,337
    Alltel Corp.                                                      143,400                9,383,737
    Amdocs Ltd.*                                                      102,900                6,373,369
    American Tower Corp., "A"*                                        141,100                5,238,337
    AT&T Corp.                                                         98,290                2,807,408
    AT&T Corp., "A"                                                   160,000                7,090,000
    BroadWing, Inc.*                                                   62,900                1,497,806
    California Amplifier, Inc.*                                        90,700                2,052,088
    Cisco Systems, Inc.*                                              513,100               29,214,631
    Copper Mountain Networks, Inc.*                                    66,700                5,573,619
    Corning, Inc.                                                     148,400               28,706,125
    GTE Corp.                                                         122,800                7,767,100
    Level 3 Communications, Inc.*                                      21,500                1,640,719
    MGC Communications, Inc.*                                          33,400                1,369,400
    Network Solutions, Inc.*                                           49,600                7,331,500
    NEXTEL Communications, Inc.*                                       50,600                4,686,825
    Nextlink Communications, Inc., "A"*                                39,800                2,788,488
    NTL, Inc.*                                                         75,625                4,466,602
    Sprint Corp.*                                                     297,600               18,004,800
    Time Warner Telecom, Inc.*                                         73,300                4,104,800
    UnitedGlobalCom, Inc.*                                             47,100                2,260,800
    Vignette Corp.*                                                   132,200                3,643,762
    Williams Communications Group, Inc.*                              296,275               10,869,589
                                                                                        --------------
                                                                                        $  172,100,842
------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.9%
    Comcast Corp., "A"*                                               275,600           $   10,438,350
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.2%
    AES Corp.*                                                        153,200           $   13,366,700
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Williams Cos., Inc.                                                82,200           $    3,416,438
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $  986,102,477
------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.4%
  Bermuda - 0.8%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                   68,250           $      968,297
    Global Crossing Ltd. (Telecommunications)*                        315,300                7,902,206
                                                                                        --------------
                                                                                        $    8,870,503
------------------------------------------------------------------------------------------------------
  Canada - 2.6%
    AT&T Canada, Inc. (Telecommunications)*                           110,900           $    4,325,100
    Nortel Networks Corp. (Telecommunications)                        377,600               20,508,400
    Telesystem International Wireless, Inc.
      (Telecommunications)*                                           185,500                3,825,937
                                                                                        --------------
                                                                                        $   28,659,437
------------------------------------------------------------------------------------------------------
  Hong Kong - 0.3%
    China Telecom Ltd. (Telecommunications)                           414,000           $    3,094,865
------------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                            20,700           $    3,889,013
------------------------------------------------------------------------------------------------------
  Netherlands - 0.7%
    Asm International N.V. (Electronics)*                              80,880           $    2,092,770
    Versatel Telecommunications N.V
      (Telecommunications)*                                           155,600                5,616,459
                                                                                        --------------
                                                                                        $    7,709,229
------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Samsung Electronics (Electronics)                                  11,900           $    3,246,413
------------------------------------------------------------------------------------------------------
  Spain - 0.1%
    Jazztel, ADR (Telecommunications)*                                 15,440           $      603,125
------------------------------------------------------------------------------------------------------
  Sweden - 1.1%
    Ericsson LM, ADR (Telecommunications)                             434,400           $    8,905,200
    Tele1 Europe Holdings AB (Telecommunications)*                    239,050                2,888,621
                                                                                        --------------
                                                                                        $   11,793,821
------------------------------------------------------------------------------------------------------
  United Kingdom - 1.2%
    BP Amoco PLC, ADR (Oils)                                           80,600           $    4,382,625
    Cable & Wireless Communications PLC, ADR
      (Telecommunications)*                                           336,800                5,619,457
    Vodafone AirTouch PLC (Telecommunications)*                       784,229                3,579,234
                                                                                        --------------
                                                                                        $   13,581,316
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $   81,447,722
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $799,849,739)                                            $1,067,550,199
------------------------------------------------------------------------------------------------------


Short-Term Obligations - 5.2%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 6/01/00                       $30,000           $   30,000,000
    General Motors Acceptance Corp., due 6/01/00                       27,512               27,512,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $   57,512,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $857,361,739)                                       $1,125,062,199

Other Assets, Less Liabilities - (1.5)%                                                    (16,192,263)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,108,869,936
------------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------------------
MAY 31, 2000
-------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $857,361,739)                      $1,125,062,199
  Cash                                                                                  675
  Foreign currency, at value (identified cost, $41)                                      39
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                                  393,793
  Receivable for investments sold                                                 3,581,703
  Receivable for Fund shares sold                                                 1,081,168
  Interest and dividends receivable                                                 521,868
  Other assets                                                                        9,549
                                                                             --------------
    Total assets                                                             $1,130,650,994
                                                                             --------------
Liabilities:
  Payable for investments purchased                                          $   12,279,027
  Payable for Fund shares reacquired                                              9,289,350
  Payable to affiliates -
    Management fee                                                                   22,290
    Shareholder servicing agent fee                                                   2,059
    Distribution and service fee                                                     17,612
  Accrued expenses and other liabilities                                            170,720
                                                                             --------------
      Total liabilities                                                      $   21,781,058
                                                                             --------------
Net assets                                                                   $1,108,869,936
                                                                             ==============
Net assets consist of:
  Paid-in capital                                                            $  685,784,369
  Unrealized appreciation on investments and translation of assets
    and liabilities in foreign currencies                                       268,095,724
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                           160,966,297
  Accumulated net investment loss                                                (5,976,454)
                                                                             --------------
      Total                                                                  $1,108,869,936
                                                                             ==============
Shares of beneficial interest outstanding                                      52,213,931
                                                                               =========
Class A shares:
  Net asset value per share
    (net assets of $613,283,685 / 28,969,758 shares of
     beneficial interest outstanding)                                            $21.17
                                                                                 ======
  Offering price per share (100 / 94.25 of net asset value per share)            $22.46
                                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $495,586,137 / 23,244,168 shares of
     beneficial interest outstanding)                                            $21.32
                                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $114 / 5 shares of beneficial interest
     outstanding)                                                                $21.27
                                                                                 ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Operations (Unaudited)
---------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2000
---------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                    $  2,064,113
    Interest                                                                          821,497
    Foreign taxes withheld                                                            (11,418)
                                                                                 ------------
      Total investment income                                                    $  2,874,192
                                                                                 ------------
  Expenses -
    Management fee                                                               $  4,157,635
    Trustees' compensation                                                             15,320
    Shareholder servicing agent fee                                                   564,083
    Distribution and service fee (Class A)                                            737,980
    Distribution and service fee (Class B)                                          2,679,329
    Administrative fee                                                                 75,130
    Custodian fee                                                                     159,492
    Printing                                                                           50,765
    Postage                                                                            43,990
    Auditing fees                                                                      16,192
    Miscellaneous                                                                     205,431
                                                                                 ------------
      Total expenses                                                             $  8,705,347
    Fees paid indirectly                                                              (35,735)
                                                                                 ------------
      Net expenses                                                               $  8,669,612
                                                                                 ------------
        Net investment loss                                                      $ (5,795,420)
                                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                                      $166,937,121
    Foreign currency transactions                                                     126,415
                                                                                 ------------
      Net realized gain on investments and foriegn currency transactions         $167,063,536
                                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                  $(18,687,514)
    Translation of assets and liabilities in foreign currencies                       287,143
                                                                                 ------------
      Net unrealized loss on investments and foreign currency translation        $(18,400,371)
                                                                                 ------------
        Net realized and unrealized gain on investments and foreign currency     $148,663,165
                                                                                 ------------
          Increase in net assets from operations                                 $142,867,745
                                                                                 ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED            YEAR ENDED
                                                                    MAY 31, 2000     NOVEMBER 30, 1999
                                                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                            $   (5,795,420)          $ (9,184,306)
  Net realized gain on investments and foreign currency
    transactions                                                    167,063,536            113,681,015
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            (18,400,371)           133,058,157
                                                                 --------------           ------------
    Increase in net assets from operations                       $  142,867,745           $237,554,866
                                                                 --------------           ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                              $  (47,795,748)          $(36,547,129)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                 (43,102,303)           (44,583,664)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                      (9,898)                (4,407)
                                                                 --------------           ------------
    Total distributions declared to shareholders                 $  (90,907,949)          $(81,135,200)
                                                                 --------------           ------------
Net increase in net assets from Fund share transactions          $   87,674,592           $ 54,028,845
                                                                 --------------           ------------
      Total increase in net assets                               $  139,634,388           $210,448,511
Net assets:
  At beginning of period                                            969,235,548            758,787,037
                                                                 --------------           ------------
  At end of period (including accumulated net investment
    loss of $5,976,454 and $181,034, respectively)               $1,108,869,936           $969,235,548
                                                                 ==============           ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED NOVEMBER 30,
                                            SIX MONTHS ENDED         ----------------------------------------------------------
                                                MAY 31, 2000           1999         1998         1997         1996         1995
                                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $20.36         $17.29       $17.36       $18.02       $17.67       $13.49
                                                      ------         ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment income (loss)                        $(0.07)        $(0.12)      $(0.06)      $ 0.03       $ 0.08       $ 0.11
  Net realized and unrealized
    gain on investments and
    foreign currency                                    2.82           5.12         2.94         3.41         2.96         4.91
                                                      ------         ------       ------       ------       ------       ------
      Total from investment operations                $ 2.75         $ 5.00       $ 2.88       $ 3.44       $ 3.04       $ 5.02
                                                      ------         ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                          $ --           $ --         $ --         $ --         $(0.16)      $(0.22)
  From net realized gain on
    investments and foreign
    currency transactions                              (1.94)         (1.93)       (2.95)       (4.10)       (2.53)       (0.62)
                                                      ------         ------       ------       ------       ------       ------
      Total distributions
        declared to shareholders                      $(1.94)        $(1.93)      $(2.95)      $(4.10)      $(2.69)      $(0.84)
                                                      ------         ------       ------       ------       ------       ------
Net asset value - end of period                       $21.17         $20.36       $17.29       $17.36       $18.02       $17.67
                                                      ======         ======       ======       ======       ======       ======
Total return(+)                                        14.34%++       32.12%       20.89%       24.67%       19.76%       39.51%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.19%+         1.22%        1.24%        1.29%        1.31%        1.27%
  Net investment income (loss)                         (0.67)%+       (0.64)%      (0.35)%       0.22%        0.47%        0.67%
Portfolio turnover                                        51%           105%         217%         159%         112%          91%
Net assets at end of period (000 omitted)           $613,284       $476,402     $323,354     $219,755     $150,261      $88,119

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED NOVEMBER 30,
                                           SIX MONTHS ENDED          ----------------------------------------------------------
                                               MAY 31, 2000            1999         1998         1997         1996         1995
                                                (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of  period                $20.41         $17.32       $17.34       $17.96       $17.56       $13.37
                                                      ------         ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment income (loss)                        $(0.16)        $(0.25)      $(0.18)      $(0.08)      $(0.06)      $ 0.01
  Net realized and unrealized
    gain on investments and
    foreign currency                                    2.86           5.13         2.98         3.40         2.97         4.85
                                                      ------         ------       ------       ------       ------       ------
      Total from investment operations                $ 2.70         $ 4.88       $ 2.80       $ 3.32       $ 2.91       $ 4.86
                                                      ------         ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                          $ --           $ --         $ --         $ --         $ --         $(0.05)
  From net realized gain on
    investments and foreign
    currency transactions                              (1.79)         (1.79)       (2.82)       (3.94)       (2.51)       (0.62)
                                                      ------         ------       ------       ------       ------       ------
      Total distributions
        declared to shareholders                      $(1.79)        $(1.79)      $(2.82)      $(3.94)      $(2.51)      $(0.67)
                                                      ------         ------       ------       ------       ------       ------
Net asset value - end of period                       $21.32         $20.41       $17.32       $17.34       $17.96       $17.56
                                                      ======         ======       ======       ======       ======       ======
Total return                                           13.93%++       31.05%       20.08%       23.66%       18.84%       38.16%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.94%+         1.97%        1.99%        2.05%        2.13%        2.14%
  Net investment income (loss)                         (1.42)%+       (1.38)%      (1.09)%      (0.51)%      (0.38)%       0.08%
Portfolio turnover                                        51%           105%         217%         159%         112%          91%
Net assets at end of period (000 omitted)           $495,586       $492,677     $435,394     $432,327     $430,936     $428,445
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED
                                                                                    NOVEMBER 30,         PERIOD ENDED
                                                   SIX MONTHS ENDED            ----------------------    NOVEMBER 30,
                                                       MAY 31, 2000              1999           1998            1997*
                                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
                                                            CLASS I
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                        $20.44            $17.36          $17.41          $13.99
                                                             ------            ------          ------          ------
Income from investment operations# -
  Net investment income (loss)                               $(0.04)           $(0.08)         $(0.02)         $ 0.12
  Net realized and unrealized gain on investments and
    foreign currency                                           2.85              5.13            2.96            3.30
                                                             ------            ------          ------          ------
      Total from investment operations                       $ 2.81            $ 5.05          $ 2.94          $ 3.42
                                                             ------            ------          ------          ------
Less distributions declared to shareholders from net                                                                $
  realized gain on investments and foreign currency
  transactions                                               $(1.98)           $(1.97)         $(2.99)           --
                                                             ------            ------          ------          ------
Net asset value - end of period                              $21.27            $20.44          $17.36          $17.41
                                                             ======            ======          ======          ======
Total return                                                  14.62%++          32.35%          21.37%          24.45%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   0.94%+            0.97%           0.98%           1.07%+
  Net investment income (loss)                                (0.47)%+          (0.42)%         (0.15)%          0.90%+
Portfolio turnover                                               51%              105%            217%            159%
Net assets at end of period (000 omitted)                    $ --  +++           $157             $39              $3
  * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Large Cap Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2000, the value of securities loaned was $15,358,063. These loans were collateralized by U.S. Treasury securities of $16,288,200.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which results in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $1 billion of average net assets               0.75%
          Average net assets in excess of $1 billion           0.65%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of who receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,259 for the six months ended May 31, 2000.

Administrator - The Fund has an administrative service agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0050%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $91,477 for the six months ended May 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such a date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, who amounted to $601,335 for the six months ended May 31, 2000. Fees incurred under the distribution plan during the six months ended May 31, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $485,044 for Class B shares, for the six months ended May 31, 2000. Fees incurred under the distribution plan during the six months ended May 31, 2000, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 2000, were $955 and $151,067 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                     PURCHASES             SALES
------------------------------------------------------------------------------------------------
U.S. government securities                                        $  5,470,207      $    --
                                                                  ------------      ------------
Investments (non-U.S. government securities)                      $554,980,458      $615,915,268
                                                                  ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                                      $857,361,739
                                                                                    ------------
Gross unrealized appreciation                                                       $315,975,525
Gross unrealized depreciation                                                        (48,275,065)
                                                                                    ------------
    Net unrealized appreciation                                                     $267,700,460
                                                                                    ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                           SIX MONTHS ENDED MAY 31, 2000             YEAR ENDED NOVEMBER 30, 1999
                                        --------------------------------         --------------------------------
                                             SHARES               AMOUNT              SHARES               AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                              42,121,598         $896,575,848          50,730,843         $925,922,183
Shares issued to shareholders in
 reinvestment of distributions            2,257,423           44,028,777           2,139,714           33,944,218
Shares reacquired                       (38,810,679)        (830,298,046)        (48,167,927)        (880,138,211)
                                        -----------         ------------         -----------         ------------
    Net increase                          5,568,342         $110,306,579           4,702,630         $ 79,728,190
                                        ===========         ============         ===========         ============

Class B Shares
                                           SIX MONTHS ENDED MAY 31, 2000             YEAR ENDED NOVEMBER 30, 1999
                                        --------------------------------         --------------------------------
                                             SHARES               AMOUNT              SHARES               AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                               3,852,328         $ 83,787,006           9,069,524         $165,735,120
Shares issued to shareholders in
 reinvestment of distributions            2,016,000           39,737,280           2,635,382           42,192,558
Shares reacquired                        (6,759,975)        (146,000,301)        (12,712,811)        (233,725,735)
                                        -----------         ------------         -----------         ------------
    Net decrease                           (891,647)        $(22,476,015)         (1,007,905)        $(25,798,057)
                                        ===========         ============         ===========         ============

Class I Shares
                                           SIX MONTHS ENDED MAY 31, 2000             YEAR ENDED NOVEMBER 30, 1999
                                        --------------------------------         --------------------------------
                                             SHARES               AMOUNT              SHARES               AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                     753         $     15,551               7,800         $    143,422
Shares issued to shareholders in
 reinvestment of distributions                 (247)               9,898                 277                4,407
Shares reacquired                            (8,189)            (181,421)             (2,626)             (49,117)
                                        -----------         ------------         -----------         ------------
    Net increase (decrease)                  (7,683)        $   (155,972)              5,451         $     98,712
                                        ===========         ============         ===========         ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months period ended May 31, 2000, was $3,544. The Fund had no significant borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts - At May 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $393,793 with CS First Boston Corporation. At May 31, 2000, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) LARGE CAP GROWTH FUND

TRUSTEES                                                    ASSISTANT TREASURERS
Richard B. Bailey - Private Investor;                       Mark E. Bradley*
Former Chairman and Director (until 1991),                  Ellen Moynihan*
MFS Investment Management(R)                                James O. Yost*

Marshall N. Cohan - Private Investor                        SECRETARY
                                                            Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                      ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School                James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief                  CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                     State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                            INVESTOR INFORMATION
Abby M. O'Neill - Private Investor                          For information on MFS mutual funds, call your
                                                            investment professional or, for an information
Walter E. Robb, III - President and Treasurer,              kit, call toll free: 1-800-637-2929 any
Benchmark Advisors, Inc. (corporate financial               business day from 9 a.m. to 5 p.m. Eastern time
consultants); President, Benchmark Consulting               (or leave a message anytime).
Group, Inc. (office services)
                                                            INVESTOR SERVICE
Arnold D. Scott* - Senior Executive                         MFS Service Center, Inc.
Vice President, Director, and Secretary,                    P.O. Box 2281
MFS Investment Management                                   Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief                     For general information, call toll free:
Executive Officer, MFS Investment Management                1-800-225-2606 any business day from 8 a.m. to
                                                            8 p.m. Eastern time.
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning                       For service to speech- or hearing-impaired,
specialists)                                                call toll free: 1-800-637-6576 any business day
                                                            from 9 a.m. to 5 p.m. Eastern time. (To use
Ward Smith - Former Chairman (until 1994),                  this service, your phone must be equipped with
NACCO Industries (holding company)                          a Telecommunications Device for the Deaf.)

INVESTMENT ADVISER                                          For share prices, account balances, exchanges,
Massachusetts Financial Services Company                    or stock and bond outlooks, call toll free:
500 Boylston Street                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                       touch-tone telephone.

DISTRIBUTOR                                                 WORLD WIDE WEB
MFS Fund Distributors, Inc.                                 www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
John E. Lathrop*

TREASURER
W. Thomas London*

+Independent Trustee
*MFS Investment Management

MFS(R) LARGE CAP GROWTH FUND                                        ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
  We invented the mutual fund(R)                                    ------------

500 Boylston Street
Boston, MA 02116-3741






(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                              MLC-3  7/00  85.9M  83/283/383/883